Exhibit 10.8

EQUITRANS, L.P.

TRANSPORTATION SERVICE AGREEMENT

APPLICABLE TO FIRM TRANSPORTATION

SERVICE UNDER RATE SCHEDULE FTS

Contract No. EQTR10349-516

Dated September 21, 2010

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and EQT ENERGY LLC (“Customer”).

1.                                       Agreement (CHECK ONE)
☒ This is a new Agreement.

☐ This Agreement supersedes, terminates, and cancels Contract No.                 , dated                            .  The superseded contract is no longer in effect.

2.                                       Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations.  Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference.  In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3.                                       Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4.                                       Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement.  If service under this Agreement is associated with a firm storage agreement, Customer’s Base MDQ and Winter MDQ are stated in Alternative Exhibit A.

5.                                       The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6.                                       The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7.                                       Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

8.                                       Exhibits are incorporated by reference into this Agreement upon their execution.  Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By:	/s/ M. Elise Hyland		By:	/s/ G. M. Weaver	9/28/10
		Date			Date

Title:	President, Commercial		Title:	Sr. VP - Business Development

EXHIBIT A

to the

TRANSPORTATION SERVICE AGREEMENT

between EQUITRANs, L.P.

and

EQT ENERGY LLC,

pursuant to Rate Schedule FTS

Contract No. EQTR10349-516 Dated September 21, 2010

This Exhibit A is dated June 27, 2011.

Any previously executed Exhibit A under this Agreement is terminated and is no longer in effect.

1.                                   Notices and Correspondence shall be sent to:

Equitrans, L.P.

EQT Plaza

625 Liberty Avenue Ste 1700

Pittsburgh, PA 15222-3111

Attn:  Gas Transportation Dept.

Phone:  (412) 395-2604

Facsimile:  (412) 395-3347

E-mail Address:  T&ENotify@eqt.com

EQT Energy, LLC

Address:

625 Liberty Avenue Ste 1700

Pittsburgh, PA 15222-3111

Representative:  Jason Dalton

Phone: (412) 395-3194

Facsimile: (412) 395-2675

E-mail Address:  jdalton@eqt.com

DUNS:  03-585-8708

Federal Tax I.D.  No.:  02-0750473

Other contact information if applicable:

2.                                   Service under this Agreement is provided on:

☐ Big Sandy Pipeline

☒ Mainline Transmission System

3.                                   Maximum Daily Quantity (MDQ):  210,000 Dth

4.                                   Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
29006T - EQT Gath to EQT (WV West)	50,000 Dth	50,000 Dth
TBD - Pluto	10,000 Dth	10,000 Dth
17047 - Amity	10,000 Dth	10,000 Dth
11795 - Jupiter	60,000 Dth	60,000 Dth
TBD - Callisto	80,000 Dth	80,000 Dth

** Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11080 - TETCO Crayne Farm	130,000 Dth	130,000 Dth
TBD - Morris	80,000 Dth	80,000 Dth

5.                                   Effective Date and Term:  This Exhibit A is effective 07/01/2011 and continues in full force and effect through 06/30/2023.*  For agreements twelve (12) months or longer, Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term (choose one):

☐ no renewal term

☐ through                         *

☐ for a period of                         *

☒ year to year* (subject to termination on six (6) months prior written notice)

☐ month to month (subject to termination by either party upon        days written notice prior to contract expiration)

☐ other (described in section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

6.                                   Other Special Provisions:

None

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By:	/s/ M. Elise Hyland		By:	/s/ G. M. Weaver	6/29/11
		Date			Date

Title:			Title:

OPTIONAL EXHIBIT C

to the

TRANSPORTATION SERVICE AGREEMENT

between EQUITRANS, L.P.

and

EQT ENERGY LLC,

pursuant to Rate Schedule FTS

Contract No. EQTR10349-516 Dated September 21, 2010

This Exhibit C is dated September 21, 2010.

Any previously executed Exhibit C under this Agreement is terminated and is no longer in effect.

Negotiated Rate Agreement

1.                                       In accordance with Section 6.30 of the General Terms and Conditions of Equitrans’ Tariff, Equitrans and Customer agree that the following negotiated rate provisions will apply under the Agreement:

Monthly Reservation Rate of $9.125 per MDQ

Commodity Rate of $0.03 per Dth received

Authorized Overrun Rate of $0.33 per Dth

Customer shall pay the applicable FERC ACA surcharge.

In addition to the rates listed above Customer shall pay a fuel usage, lost and unaccounted for gas percentage retainage rate to recover actual fuel usage, lost and unaccounted for gas based on the following calculation.

Transporter will retain 2.0% of Shipper’s nominated receipts volumes to recover fuel, lost and unaccounted for gas (“Estimated Retainage Rate”).

Within 60 days after the end of each calendar quarter, Transporter will calculate for each month of the quarter actual fuel and lost and unaccounted for gas rate for Transporter’s Mainline Transmission System (“Actual Fuel and LUF Rate”) by taking the difference between monthly actual measured Dths received and monthly actual measured Dths delivered (excluding gas used for company use and compressor fuel) and dividing the difference by monthly actual measured Dth received.  The Estimated Retainage Rate less Actual Fuel and LUF Rate will be multiplied by Shipper’s monthly nominated volumes during the preceding calendar quarter to determine the monthly volumes owed to either Transporter or Shipper (“True-up Volumes”).  If the True-up Volumes are negative, gas is due to Transporter, and if the True-up Volumes are positive, gas is due to Shipper.  If Transporter successfully completes the Sunrise Expansion Project and establishes incremental rates for service for that Project, then upon the Project’s in-service date, the calculation described above for determining the Actual Fuel and LUF Rate will be based on the actual fuel and lost and unaccounted for gas rate applicable to Transporter’s Sunrise Expansion Project.

Shipper and Transporter agree that payback of the True-up Volumes will take place over the 60 day period following notice by Transporter to Shipper of the True-up Volumes as calculated by the above methodology.

The retainage rates to recover actual fuel and lost and unaccounted for gas will only apply to nominations to off-system interstate pipeline interconnects.  Any nominations to other points will be subject to the posted Tariff Retainage Rates and the Pipeline Safety Tracker.  No other surcharges or rates shall apply.

Except as expressly stated herein, Equitrans’ applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

2.                                       Customer acknowledges that it is electing Negotiated Rates as an alternative to the rates and charges set forth in the Statement of Rates of Equitrans’ Tariff applicable to Rate Schedule FTS, as revised from time to time.

3.                                       This Exhibit C is effective October 1, 2010 and continues in effect through September 30, 2023.

4.                                       In the event any provision of this Exhibit C is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

5.                                       Other Special Provisions:

NONE

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit C by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By:	/s/ M. Elise Hyland		By:	/s/ G. M. Weaver	9/28/10
		Date			Date

Title:	President, Commercial		Title:	Sr. VP - Business Development